SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                               FORM 8-K


                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)     May 13, 1999




               SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)



     Delaware                 1-10428                77-014208
 ------------------         ------------           --------------
 (State of or other         (Commission            (IRS Employer
  jurisdiction of           File Number)           Identification
  incorporation)                                   Number)



3400 West Warren Avenue, Fremont, California         94538
- --------------------------------------------       ----------
  (Address of principal executive offices)         (Zip Code)



 Registrant's telephone number, including area code    (510) 623-9001




        ------------------------------------------------------
        (Former name or address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

     On May 13, 1999, the Board of Directors of Sunrise Technologies International, Inc. (the "Company") amended the shareholder rights plan set forth in the Rights Agreement (the "Rights Agreement") dated as of October 24, 1997 between the Company and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent"). The amendment to the Rights Agreement increased the initial exercise price of the Rights from $20 to $70.

     The Amendment to Rights Agreement amending the Rights Agreement is attached hereto as an exhibit and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (b)   Exhibits.

                 4. Amendment to Rights Agreement dated as of May 13, 1999 between Sunrise Technologies International, Inc. and ChaseMellon Shareholder Services, L.L.C.

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                            SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
                            (Registrant)


                                  /s/ C. Russell Trenary, III
                                  -------------------------------------
Date: September 23, 1999          By:  C. Russell Trenary, III

                                  Name:      C. Russell Trenary, III
                                  Title:     President and
                                             Chief Executive Officer